SUNAMERICA FOCUSED SERIES, INC.

                               Focused Portfolios

              Supplement to the Prospectus dated February 20, 2004

         Effective April 30, 2004, James A. Hillary will no longer co-manage the Focused Large-Cap Growth Portfolio and Focused Growth and Income Portfolio with Thomas E. Marsico. All references to James A. Hillary under the heading "INFORMATION ABOUT ADVISERS" on pages 52 and 55 of the Prospectus are deleted.

Dated:  April 20, 2004